Annual Meeting of Shareholders

May 19, 2015

MIDDLESEX WATER COMPANY



Forward Looking Statement

As an introduction to the information we will be discussing, please be aware that some of our comments can be considered forward-looking statements as defined by the federal securities laws and as outlined in the Company's SEC filings. As such, any forward-looking statements are based on currently available information and management's assumptions, expectations, and estimates; however, actual results may vary significantly. Risk factors that could cause actual results to vary from expectations are described in the Company's filings with the SEC. These factors are also available in our most recent earnings release which can be viewed on our website at www.middlesexwater.com or in our Annual Report.





No other resource has its tremendous power to quench, to heal, to grow, to soothe, to cleanse, to energize, to protect and to sustain life itself.






The Power of Water



Company Overview

- Incorporated 1897
- Market Cap: (millions) $354M
- 52-Week Range $19.50-$23.85
- Average Volume (3m) 27,746
- Tot. Shares Outstanding 16.1M
- Dividend Yield 3.5%
- Dividend Rate/Share 0.77
- Institutional Ownership 40%

NASDAQ: MSEX

Middlesex owns and operates regulated water and wastewater systems in New Jersey, Delaware and Pennsylvania.

Middlesex Water Company Service Areas



Shohola
Twin Lakes Utilities, Inc.
Pennsylvania
Delaware River
Newark
Raritan Bay
Trenton
Monmouth County
Pinelands Water/Wastewater Companies
Philadelphia
Ocean County
Burlington County
Wilmington
New Jersey
New Castle County
Cumberland County
Atlantic City
Dover
Delaware Bay
Bayview Systems
Avalon
Kent County
Tidewater Utilities, Inc.
Atlantic Ocean
Sussex County
Tidewater Environmental Services, Inc.
Delaware
Retail Service Area
Rahway
Colonia
Avenel
Carteret
Edison
Iselin
Port Reading
South Plainfield
Metuchen
Keasbey
Perth Amboy
Highland Park
Sayreville
MWCo. Retail Service Area
MWCo. Existing Service Under Contract (Edison, Highland Park, Old Bridge, Marlboro, Rahway, Sayreville)
MWCo. Treatment & Pumping Contract (East Brunswick)
MWCo. Bayview System
Utility Service Affiliates Operating Contract (Perth Amboy)
Utility Service Affiliates Operating Contract (Avalon)
Pinelands Water / Wastewater Companies
Tidewater Utilities, Inc.
Tidewater Enviromental Services, Inc.
Twin Lakes Utilities, Inc.



MIDDLESEX WATER COMPANY

Middlesex System

Tidewater System

Tidewater Environmental Services, Inc.

Pinelands Water & Wastewater

Twin Lakes

Regulated Public Utilities

Non-Regulated Contract Operations and Other Services and Investments

USA - Perth Amboy

USA - Avalon

White Marsh Environmental Systems

Utility Service Affiliates

Emergency Home Repair Programs

Operating Units



Evolving Opportunities in a Fluid Environment



Contract Operations
Public Private Partnerships
Military Base Acquisitions
Leveraging Our Core Utility Expertise
Industrial Applications
Acquisitions
Renewable Energy
Emergency Home Repair Plans

Dover Air Force Base



- **April 2014** DPSC approved Tidewater's 50-year agreement with the U.S. Department of Defense for the privatization of the water system of Dover Air Force Base

- **October 2014** Tidewater assumed ownership of DAFB water utility assets and began providing regulated water service



Resilience

Hardening our Assets



Assessment
Planning
Execution

Vulnerability Assessments

Backup Generation

Plant Upgrades

Technology Upgrades

Emergency Power & Interconnections

Customer Communications



Physical and Cybersecurity







Treat/Clean Water

-PLC/RTU

-Mobile Work Stations

-Desktop Work Stations

-SCADA Network Security

Maintain Infrastructure

-Site Security

-Video Security

-Building Security

Maintain Water Quality

-WQ Field Analyzers

-Mobile Water Quality Data Collection

Physical and Cybersecurity










Estimate
Invoice
Invoice

Bill/Collect Revenues

-Cloud based Phone System

-Customer Information Security

Employee Manage-ment

-HR Data

-Employee Information Security

Business Financials

-Business Information Security

Connect-ivity Systems

-Office Network Security

-Penetration Prevention Security

-Intrusion Prevention

-Virus Detection and Removal

Accounts Payable

-Transactional Security

Discussing Infrastructure Projects & Emergency Response Protocols with Municipal Reps







Analyst Commentary

March 2015 – MSEX upgraded from "***Neutral***" to ***"Outperform"*** by investment analysts at Robert W. Baird.

"With a rate relief/rate design authorized and DSIC established, MSEX is now focused on accelerated CapEX investment opportunities that are expected to boost rate base growth CAGR to at least 4-5% through 2017. Improved long-term EPS CAGR, attractive dividend yield and accelerating M&A opportunities support our Outperform rating."

R. W. Baird



Analyst Commentary

August 2014 – Middlesex Water Co. Outlook Revised to Positive; A- Corporate Credit Rating Affirmed by Standard & Poors.

"The positive outlook reflects our expectation for continuing improvements in the company's management of regulatory risk. The "excellent" business risk profile continues to reflect our view of the company's lower-risk regulated businesses in New Jersey and Delaware." ***Standard & Poors Ratings Services***

MSEX Ratings History

2014	2013	2012	2011	2010
A-/Positive	A-/Stable	A-/Stable	A-/Stable	A-/Stable



Dividend Payout Ratio



Lowest rate in
31 Years!
87.30%
82.60%
73.10%
66.90%
2011
2012
2013
2014

Financial Highlights





Net Income ($Millions)



13.4
14.4
16.6
18.4
2011
2012
2013
2014

Earnings Per Share





0.84
0.9
0.90
1.13
2011
2012
2013
2014



Return on Equity



9.0%
7.6%
8.0%
8.9%
2011
2012
2013
2014

Revenues ($Millions)


102.1
110.4
114.8
117.1
2011
2012
2013
2014

Operating Revenues



By Segment


12%
88%
Regulated
Non-Regulated

2014 Sources of Revenue Sales



2.80%
11.50%
11.30%
9.30%
6.70%
10.00%
48.40%
Residential
Commercial
Industrial
Fire Protection
Contract Sales
Contract Ops.
Other

2003 Sources of Revenue
Sales




3.20%
12.60%
39.40%
13.20%
10.70%
11.10%
9.80%
Residential
Commercial
Industrial
Fire Protection
Contract Sales
Contract Ops.
Other



Efficiency Performance

($Millions)

	Year Ended December 31, 2014	2013	2012
Operating Revenues	$117.1	$114.8	$110.4
O & M Expenses	$ 59.1	$ 60.7	$ 60.5
O & M Efficiency Ratio	49.5%	47.1%	45.2%
Regulated Efficiency Ratio	53.0%	50.6%	48.8%



First Quarter 2015 Results

($Millions except per share amounts)

	First Quarter Ended March 31,	
	2015	2014
Operating Revenues	$28.8	$27.2
O & M Expenses	$16.0	$15.4
Net Income	$ 3.6	$ 3.2
Diluted Earnings Per Share	$ 0.22	$ 0.20



2015 Performance

($Millions)

Large Customer Revenue Losses	$ 0.7
Valuation Changes – All Benefit Plans	$ 2.9
Pre-Tax Operating Income Impact	$ 3.6





Rate Activity

	Amount	Filed
Middlesex	$9.5 Million	March 2015

	Amount	Effective
Middlesex	$4.2 Million	June 2014
Middlesex DSIC	$0.3 Million	May 2015
Tidewater	$0.8 Million	August 2014
Tidewater DSIC	$0.1 Million	January 2015



Distribution System Improvement Charge (DSIC)

<u>DSIC:</u> A rate mechanism that allows water utilities to recover investment in improvements to their water distribution system between base rate proceedings.



<u>NEW JERSEY</u>
DSIC Program in place since 2012.
June 2014 – 2nd Foundational Filing

<u>DELAWARE</u>
DSIC Program in place since 2001.

Utility Plant ($Millions)



182.5
188
197.7
212
332.1
346.9
359.2
371
2011
2012
2013
2014
Delaware
New Jersey



2015 Construction Program


$23.6 Million
$13.00
$7.00
$2.70
$0.90
Technology
Other Infrastructure Needs
Plant Improvements
Distribution System



Construction Funding



Funding
Funding
Funding
Total Funding
$23.6 Million
$0.70
$1.00
$1.30
$7.00
$13.60
Customer Advances
SRF Loans
Reinvestment Plan
Long-term Loans
Net Cash Flows



Long Term Debt

- Q4 2014 Tidewater –$15.0 Million
- Final Maturity - 2040
- Effective interest rate – 4.46%



COMING SOON

Electronic Billing Payment & Presentation

Benefits

- Convenient & Easy
- Secure Online Environment
- Green, Eco-friendly, Sustainable
- Access, Manage, View & Pay
- Detailed Bill View & History
- Enhanced Customer Service
- Faster collection of accounts receivable management
- Saves on printing, postage and paper



Dividend History





$0.78
$0.76
$0.74
$0.72
$0.70
$0.68
$0.66
$0.64
$0.62
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

OPERATIONS




CASE

RENEW PILOT - 2014




aquapipe

$3.8 million investment to clean and line aging water mains and replace valves, fire hydrants and water service lines



Asset Management



- Leak Detection and Survey
- Asset Condition Assessment
  - Likelihood of Failure
  - Consequence of Failure
- Prioritization of Rehabilitation & Replacement
- Risk Management and Mitigation
- Capital Program Development


Threat
Asset
Vulnerability
Risk


Asset Life Cycle
Annual Capital Budget
Procure Construct and install
Capitalize
Operate Depreciate Revenue
Maintain Repair
Retire Dispose Salvage
Long Range Capital Plan



Drinking Water Treatment



Chlorine

Scheduled switch from **chlorine to chloramine** at Southern Shores Water Company in Delaware

- Keeps water mains clean and free of potentially harmful bacteria
- Reduces disinfection byproducts



TIDEWATER
UTILITIES, INC.

ATTENTION SOUTHERN SHORES CUSTOMERS LIVING HERE:

Safety Precautions for Kidney Dialysis Patients
& Aquatic Life Pet Owners

Please adhere to the following safety precautions:

KIDNEY DIALYSIS PATIENTS

Important Notice About Your Drinking Water

Temporary Change in Water Treatment Process Planned

For Customers of Southern Shores Water Company or Tidewater Utilities in the Bethany Bay, DE Area

TIDEWATER

When Will this Change Take Place?

What is Chloramine?

Will I Notice a Difference in My Drinking Water?

Are Chlorinated and Chloraminated Water Safe?

Where Can I Call if I Have Questions?

Honors and Awards


NJ Water Environment Association


Champion of Good Works


BBB
Esposito Named Chairman of SDWA


Torch Award for Marketplace Ethics


Emily Opdyke
Mentor of the Year


Edison Township

Lending a Helping Hand



Middlesex Greenway


MIDDLESEX GREENWAY



Perth Amboy Home Build

GAINING A VOICE



TRUTH FROM THE TAP

truthfromthetap.com

WATER FOR JOBS

WATER PUTS AMERICA TO WORK

waterforjobs.org

Value of Water COALITION

thevalueof water.org


FOREWORD BY PAUL O'CALLAGHAN, CEO, O2 ENVIRONMENTAL
The Value of WATER
A COMPENDIUM OF ESSAYS BY SMART CEOS
DONNA VINCENT ROA &
THE VALUE OF WATER COALITION


WATER IS YOUR BUSINESS
THE UNSEEN CHALLENGES ERODING OUR ECONOMIC FOUNDATION
LEARN MORE

waterisyourbusiness.org




BREAKING
NEWS

NYSE

Middlesex Water Company has been named a **Finalist** in the Governance, Risk & Compliance Leadership Awards

- Award recognizes outstanding companies who have demonstrated noteworthy efforts in the areas of governance, risk and compliance
- Best Governance, Risk & Compliance Program at a Small to Mid-Cap Company


milestones

In Grateful Acknowledgement



Dr. John Cutting, Ph. D

The Middlesex Water family of Companies acknowledges Dr. John Cutting for his leadership and counsel throughout his 18 years of service.

Dr. Cutting served as Chair of the Pension Committee and as a member of the Audit and Ad Hoc Pricing Committees

Questions?

This presentation will be archived on our Investor Relations site at www.middlesexwater.com

MIDDLESEX WATER COMPANY